UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 5328 Madison, Wisconsin	53705-0328
(Address of principal executive offices)	(Zip code)

(800)-438-7394

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
2.00% Senior Notes Due 2031	JDCC 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.02 Results of Operations and Financial Condition.

John Deere Capital Corporation’s (JDCC) revenue, net income, and ending portfolio balance for the second quarter and first six months of fiscal year 2025 are set forth below:

	Second Quarter			Year to Date
$ in millions	2025	2024	% Change	2025	2024	% Change
Revenue	$1,191	$1,199	-1%	$2,389	$2,360	1%
Net income	$124	$126	-2%	$283	$301	-6%
Ending portfolio balance				$57,665	$59,212	3%

JDCC's net income for the quarter and year-to-date was lower than the same periods in 2024 primarily due to a higher provision for credit losses and less-favorable financing spreads, partially offset by lower administrative and operating expenses.

Item 7.01Regulation FD Disclosure.

On May 15, 2025, Deere & Company, JDCC’s parent, issued a press release announcing its results of operations for the second quarter and made available a presentation providing a review of its second quarter of fiscal year 2025 in connection with its investor earnings call. Copies of the press release and presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 8.01Other Events.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Number	Description of Exhibit

99.1

Press release and supplemental financial information of Deere & Company (incorporated by reference from Exhibit 99.1 to Deere & Company’s Current Report on Form 8-K dated May 15, 2025, file number (1-4121)). (Furnished herewith)

99.2

Second Quarter 2025 Earnings Conference Call Presentation of Deere & Company (incorporated by reference from Exhibit 99.2 to Deere & Company’s Current Report on Form 8-K dated May 15, 2025, file number (1-4121)). (Furnished herewith)

104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Edward R. Berk
Edward R. Berk Secretary
Dated: May 15, 2025

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